SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 19, 2014

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8 - Other Events

Item 8.01	Other Events.

On February 19, 2014, Perma-Fix Environmental Services, Inc. (the “Company”) issued a press release, announcing that the Company intends to grant an exclusive, restricted field of use license to its new process, technologies and patents, when granted, to produce Technetium-99 for medical applications to its wholly-owned subsidiary and that its subsidiary plans to raise funds outside of the United States to, among other things, fund its utilization of this new process.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit	Description

99.1	Press release, dated February 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:February 21, 2014

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

	By:	/s/Ben Naccarato
Ben Naccarato
Vice President and Chief Financial Officer